UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

AXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive
Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 438-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AXTI	The NASDAQ Stock Market LLC

EXPLANATORY NOTE

AXT, Inc. (the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K, originally filed with the United States Securities and Exchange Commission on July 23, 2025 (the “Initial Report”), solely to correct a scrivener’s error with respect to the date of the notification by The Nasdaq Stock Market (“Nasdaq”). This amendment amends and restates in its entirety Item 3.01 of the Initial Report to correct the date of notification by Nasdaq, which should have been reported as July 18, 2025.

Other than the correction of the date, no other changes have been made to the Initial Report.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) As previously, on July 14, 2025, AXT, Inc. (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) that as a result of the recent passing of Ms. Christine Russell, the Company is not compliant with Nasdaq Lising Rule 5605(c)(2)(A) as the Company’s Audit Committee currently consists of only two independent directors, rather than the minimum three independent directors as required by Nasdaq Listing Rule 5605(c)(2)(A).

On July 18, 2025, Nasdaq notified the Company that due to the passing of Ms. Russell, the Company no longer complies with the audit committee requirement under Nasdaq Lising Rule 5605(c)(2)(A). Nasdaq further notified the Company that, consistent with Nasdaq Listing Rule 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance (i) until the earlier of the Company’s next annual meeting of shareholders or July 11, 2026; or, (ii) if the next annual meeting of shareholders is held before January 7, 2026, then the Company must provide evidence of compliance no later than January 7, 2026. The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than the foregoing period.

The Company intends to regain compliance as soon as possible and the Board will add a new independent director who satisfies the applicable requirements of the Nasdaq Listing Rules prior to the expiration of the cure period described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

By:	/s/ Gary L. Fischer
Date: July 24, 2025	Gary L. Fischer Chief Financial Officer and Corporate Secretary